                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 3, 2004
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                             THE QUIGLEY CORPORATION
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

      NEVADA                            01-21617             23-2577138
(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
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               (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (215) 345-0919
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                                       N/A
                                       ---
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.     Other Events and Required FD Disclosure.
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            On June 3, 2004, The Quigley  Corporation  (the "Company")  issued a
press  release  providing  an  update  on  its  proposed   distribution  to  its
stockholders  of shares of common stock of Suncoast  Naturals,  Inc. held by the
Company. The full text of the press release is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)         Exhibits

            Exhibit No.           Description
            -----------           -----------

            99.1                  Press Release dated June 3, 2004

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 4, 2004                 THE QUIGLEY CORPORATION

                                     By: /s/ George J. Longo
                                         -----------------------
                                     Name:  George J. Longo
                                     Title: Vice President and
                                            Chief Financial Officer